UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2020

PARALLAX HEALTH SCIENCES, INC.

(Exact name of Company as specified in its charter)

Nevada	000-52534	46-4733512
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1327 Ocean Avenue, Suite B Santa Monica, CA 90401 (Address of principal executive offices) 310-899-4442 (Registrant’s Telephone Number)
Copy of all Communications to: Peter V. Hogan Buchalter 1000 Wilshire Boulevard, Suite 1500 Los Angeles, CA 90017 (213) 891-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

As used in this current report and unless otherwise indicated, the terms "we", "us", "our", “Company”, and “Parallax” mean Parallax Health Sciences, Inc., a Nevada corporation, and its subsidiaries, unless otherwise indicated.

ITEM 8.01OTHER EVENTS

Sunday, May 17, 2020

PAUL ARENA’S CHAIRMAN’S LETTER TO SHAREHOLDERS

To our Shareholders,

When I initially sat down to write this letter, I was in my office and thinking of how to describe the events of 2019 and what Parallax achieved last year. Today, that seems a distant reality.

We find ourselves deep in a crisis, the extent of which has not been seen in our lifetimes. Prior to March, the country’s unemployment rate was the best we have seen in many years. Our quality of living was on the upswing and the consensus was positive. That all came to a stop.  The country’s unemployment claims are now skyrocketing, and our GNP is suffering.  Here, on our streets in New York, businesses and shops are beginning to close, and it feels like we are living in an apocalypse.  However, many fortunes will be made and lost during these tumultuous times, and I believe our Company, Parallax Health Sciences and our wholly-owned subsidiaries are well-positioned to exploit our resources and effectively address opportunities in the point-of-care healthcare marketplace for diagnostics. This has been the Company’s directive for several years, and is where the Company is deeply steeped in proprietary technology, patents and knowhow. I will attempt to address our areas of strength and offer a view into our short-term, intermediate, and long-term goals.

When misinformation exists, people worry and that can create fear. This fear stems from a sense of uncertainty that seems to have no straight answer. We are not an organization that fuels uncertainty. My style for over thirty years of running public companies has been for the organization to communicate with its shareholders effectively, especially through times of crisis. I am here to assure our shareholders that we now have policies and priorities in place to succeed. The Company is able to function effectively while many of us are quarantined in our homes, and steps have been taken to ensure that all of our employees have protective supplies to help guard against COVID-19.

As Chairman and CEO of the Company, I am working closely to communicate with our board of directors, our executives and staff through this crisis to provide regular updates on various developments and initiatives. This includes information about the state of the Company, new policies and procedures, and opportunity updates.

Our opportunities include, but are not limited to the sales and distribution of medical supplies and devices, as well as the proprietary development and manufacturing of our own devices and remote patient monitoring platform. It is our intention to obtain an operating profit as early as possible in the short-term, to continue to grow our revenue base over the intermediate term and to complete the engineering, design and build of our SparksTM Mobile immunoassay handheld diagnostics device, which should provide substantial long-term value to our shareholders.

We have recently acquired a number of new customers and our staff is working diligently to transact business for the benefit of our Company and its shareholders.

Parallax’s Value Propositions

Has proprietary algorithms for remote patient monitoring platform that are predictive in nature

Has been issued or exclusively licensed 14 patents and has several patents pending

Has an intellectual property portfolio believed to be worth several hundreds of millions of dollars on an NPV basis based on current market infringement, and has recently acquired preliminary third-party validity analysis

Has FDA-cleared immunoassay diagnostics device and 25 diagnostics tests

Plans to manufacture and license proven technology for patented handheld immunoassay diagnostics device

Has a management team in place with proven track record in previous companies

These items should add substantial value for our shareholders

Our Goals

Short-Term	Intermediate-Term	Long-Term
New Customers	Grow Revenues	Manufacture / License Diagnostics
New Partners	Complete Technology Platform	Continue to Build Shareholder Value
Cash Flow	Complete Prototype Diagnostics	Potential Exit

On April 13, 2020, the Company received an Order of Suspension of Trading dated April 10, 2020 (the “Order”) from the United States Securities and Exchange Commission (“SEC”). The temporary suspension period was from 9:30 a.m. EDT on April 13, 2020, through 11:59 p.m. EDT on April 24, 2020.  The Order referred to questions raised regarding the accuracy of the Company’s recent press releases in relation to the Company’s development of a rapid screening test for COVID-19, and the Company’s access to “large quantities of COVID-19 diagnostics testing kits and personal protective equipment.”

In an effort to protect the interests of shareholders, the SEC has issued similar orders and suspensions recently to several registrants, with concerns over the validity of claims made in connection with the availability of COVID-19 tests and supplies.

The Company, along with its counsel, is cooperating fully with the SEC to substantiate the Company’s recent public announcements and business endeavors, and is addressing any questions and/or concerns raised regarding the accuracy of the assertions made in the Company’s press releases.

Pursuant to Rule 15c2-11 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at the termination of the trading suspension, no quotation may be entered unless and until the Company has strictly complied with all provisions of the rule, including the filing of a new Form 15c2-11 with FINRA.

The Company filed its 2019 Annual Report, Form 10-K, with the SEC on May 15, 2020 for the purposes of satisfying its financial reporting requirements. However, in addition to the Company's reporting obligations, the Company must have a FINRA Member Market Maker file a 15c2-11 with FINRA in order for the Company’s shares to resume trading on the OTCQB market. These actions do not impact or otherwise affect the Company's results of operations or disclosures as set out in this Annual Report. The Company believes that this Annual Report, Form 10-K fully complies with the requirements of the Exchange Act and, in accordance with generally accepted accounting principles, that it fairly presents, in all material respects, the financial condition and results of operations of the Company as at the relevant dates.

Now that the trading suspension period has ended, and the 2019 10-K has been filed, the Company is in the process compiling the information required for its 15c2-11 submission by a FINRA Member Market Maker. The Company anticipates the filing of a new Form 15c2-11 within the next 30 days.  If any party has any questions as to whether the Company has complied with the rule, they should contact the staff in the Division of Trading and Markets, Office of Interpretation and Guidance, at (202) 551-5777.

In Closing

Much of this crisis is unprecedented and as such, there is no script or road map and there is much uncertainty. However, we believe the Company is situated in the unique position to benefit from our assets, knowhow and management’s ability to execute on our business strategies.  Exceptional leaders create exceptional organizations that adapt in times of turmoil. We can expect that things will be different when this crisis is over.

The key for us is that, whether it be the COVID-19 pandemic or some future unforeseen pandemic, the worldwide healthcare need for reliable point-of-care diagnostics and monitoring is not going to go away.  It is, in fact, very much here to stay. That, for the Company, is very much in our wheelhouse.

To all our employees, to our friends, clients, and shareholders, and especially to the healthcare communities where we operate, please do all you can to stay healthy and be safe.

Sincerely,

Paul R. Arena

Chairman and Chief Executive Officer

Parallax Health Sciences, Inc.

paul@parallaxcare.com

Cell 404-915-8449

_________________________________________________________

Forward-Looking Statements

The terms “the Company”, “we”, “us”, “our”, and “Parallax” shall mean Parallax Health Sciences, Inc., and its wholly-owned subsidiaries, Parallax Diagnostics, Inc., Parallax Health Management, Inc., Parallax Behavioral Health, Inc., and Parallax Communications, Inc., unless otherwise indicated.

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those set forth in our Form 10-K and other reports filed with the SEC. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARALLAX HEALTH SCIENCES, INC.

Dated: May 18, 2020	/s/ Paul R. Arena
Paul R. Arena
Chief Executive Officer